1
Exhibit 10.1
[***] – Indicates information excluded from this exhibit because it is not material and is the type that the registrant treats as private or confidential.
ADDENDUM NO 11 TO THE PROTOCOL OF CEREAL PARTNERS

WORLDWIDE
JAPAN EXCEPTION

TO THE “TERRITORY” OF THE JV
The following

sets forth

the understanding

of General

Mills, Inc

(“
GMI
”) and

Nestlé SA

(“
Nestlé
”) with

respect to

GMI
supplying Breakfast Cereals

in Japan, a country

included in the Territory

of CPW.

It is effective

17 July 2012. CPW

SA is a
party to this understanding.

GMI has identified a

number of opportunities

for the distribution and

sale of Breakfast Cereals in

Japan, including

with the
retailer WALMART.

In the future, it is possible that GMI will identify further opportunities for the distribution and sale of
Breakfast

Cereals

in

Japan

with

other

retailers

in

addition

to

WALMART,

and

to

COSTCO,

with

whom

GMI

already
cooperates in Japan in accordance with the terms set out in Addendum No 6 to the Protocol.
At

this time,

CPW has

no viable

full entry

business strategy

for

the distribution

and sale

of Breakfast

Cereals

in Japan.
Moreover,

supply by CPW to retailers in Japan could be logistically complex and expensive for CPW.
Consequently, GMI, Nestlé and CPW SA agree as follows:

1.
CPW authorizes

GMI or

its affiliate

to supply

Authorized Retailers

in, or

for,

Japan with

GMI-branded Breakfast
Cereals.

Risks and benefits of such business are for GMI.
2.
GMI will pay

CPW SA a

royalty of [***]

for Japan. Terms of payment

as defined by

article 4 B,

C and

D of the

License
Agreement dated 01 June 1990 between GMI, Societe des Produits Nestlé SA and CPW SA shall apply by analogy.

3.
“Authorized Retailers” shall mean those

retailers registered and

operating in

Japan to

which CPW

SA (in

the person
of

the

VP

Customer

Business

Development)

has

given

its

written

consent

for

GMI

to

enter

into

sales

and
distribution arrangements of Breakfast Cereals.
4. This arrangement shall be reassessed after a period of one year from its effective date. After this initial period, in the absence

of

formal

renewal

in favour

of

GMI for

a defined

period, CPW

shall have

the right

at

any

time to
request that GMI stop supplying Breakfast Cereals in Japan.
Capitalised terms not defined herein shall have the meaning assigned in the Protocol.

NESTLÉ SA

GENERAL MILLS, INC.
/s/ José Lopez

/s/ Chris O’Leary
JOSÉ LOPEZ

CHRIS O’LEARY
CPW SA
/s/Jeff Harmening
JEFF HARMENING